ABERDEEN FUNDS

                          ABERDEEN FUNDS GLOBAL SERIES
                         Aberdeen Global Utilities Fund
                       Aberdeen International Equity Fund
                         Aberdeen Select Worldwide Fund

                       ABERDEEN FUNDS INSTITUTIONAL SERIES
                Aberdeen International Equity Institutional Fund

SUPPLEMENT TO THE ABERDEEN FUNDS GLOBAL SERIES PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2009.

SUPPLEMENT TO THE ABERDEEN FUNDS INSTITUTIONAL SERIES PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 20, 2009

THE FOLLOWING REPLACES THE INFORMATION IN SECTION 3 IN "FUND
MANAGEMENT-PORTFOLIO MANAGEMENT" FOR THE ABERDEEN GLOBAL UTILITIES FUND, THE ABERDEEN INTERNATIONAL EQUITY FUND, AND THE ABERDEEN SELECT WORLDWIDE FUND LOCATED IN THE GLOBAL SERIES PROSPECTUS AND THE ABERDEEN INTERNATIONAL EQUITY INSTITUTIONAL FUND LOCATED IN THE INSTITUTIONAL SERIES PROSPECTUS:

STEPHEN DOCHERTY, HEAD OF GLOBAL EQUITIES
Stephen is head of global equities, managing a team of ten, including three senior global equity investment managers, who are responsible for Aberdeen's overall strategy towards global equity investment, including ethical portfolios. Stephen joined Aberdeen in 1994 successfully establishing performance measurement procedures before taking up a fund management role. Previously, Stephen worked for Abbey National Plc in the Department of Actuarial Services within the Life Division. Stephen graduated with a BSc (Hons) in Mathematics and Statistics from the University of Aberdeen.

BRUCE STOUT, SENIOR INVESTMENT MANAGER
Bruce is a senior investment manager on the global equities team. He joined Aberdeen in 2000 from Murray Johnstone where he held the position of Investment Manager for their emerging markets team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

ANDREW MCMENIGALL, SENIOR INVESTMENT MANAGER
Andrew is a senior investment manager on the global equities team. He joined Aberdeen in 2003 from Edinburgh Fund Managers PLC, where he held the position of head of global equities. Andrew graduated as an Officer in the British Army from the Royal Military Academy, Sandhurst before completing an MBA from the University of Edinburgh. Andrew is an Associate of the UK Society of Investment Professionals.

JAMIE CUMMING, CFA(R), SENIOR INVESTMENT MANAGER
Jamie is a senior investment manager on the global equities team. Jamie joined Aberdeen in 2001 as a Trainee Investment Manager on the UK Small Companies desk. Previously, Jamie worked for Grant Thornton Chartered Accountant as an Audit Senior, responsible for the audit of a wide variety of small to large companies and pension schemes in the Scottish Region. Jamie graduated with a BA (Hons) from The University of Strathclyde, a PGDIP IT from the University of Paisley and is a CFA* Charterholder. Jamie is a member of the Institute of Chartered Accountants in Scotland and is a Threshold Competent Investment Manager.

SAMANTHA FITZPATRICK, CFA(R), INVESTMENT MANAGER
Samantha Fitzpatrick is an investment manager on the Global Equity Team. Samantha joined Aberdeen in 1998 from the WM Company where she was in the market data team. Samantha graduated with a BA (Hons) in Mathematics from the University of Strathclyde and is a CFA Charterholder.

In addition, all references in the Statements of Additional Information to Jeremy Whitley, who serves as Aberdeen's Head of UK and European Equities, are hereby removed

THIS SUPPLEMENT IS DATED OCTOBER 15, 2009
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.